Exhibit 99

NEWS RELEASE

Fortune Brands, Inc., 300 Tower Parkway, Lincolnshire, IL 60069

Contacts:
Clarkson Hine	Tony Diaz	Tony Giuliano
Fortune Brands	Fortune Brands	GBC
(media relations)	(investor relations)	(investor & media relations)
847-484-4415	847-484-4410	847-291-5451

FORTUNE BRANDS AND GENERAL BINDING CORPORATION ANNOUNCE FURTHER

PROGRESS TOWARD CREATION OF ACCO BRANDS CORPORATION

•	Registration Statement Declared Effective by SEC

•	GBC Sets August 15 for Special Stockholder Meeting to Approve Merger with ACCO World

•	Transaction Expected to Close Shortly Thereafter

Lincolnshire and Northbrook, IL, July 19, 2005 – Fortune Brands, Inc. (NYSE: FO) and General Binding Corporation (NASDAQ: GBND) today announced further progress toward the completion of the previously announced spin-off/merger that will create ACCO Brands Corporation. As reported on March 16, 2005, ACCO Brands is being formed through the spin-off of Fortune Brands’ ACCO World Corporation office products unit and its merger with General Binding Corporation (GBC).

The companies announced today that the registration statement relating to the issuance of ACCO Brands common stock to GBC stockholders under the previously announced merger agreement among GBC, Fortune Brands and ACCO World was declared effective by the Securities and Exchange Commission on July 15, 2005. The registration statement contains the proxy statement/prospectus-information statement that describes the proposed merger, merger agreement and the related issuance of ACCO Brands common stock. The proxy statement/prospectus-information statement is expected to be mailed this week to GBC stockholders of record entitled to vote on the transaction.

The companies further reported that GBC will hold a special meeting of its stockholders on August 15, 2005, at 10:30 a.m., local time, at GBC’s headquarters in Northbrook, Illinois, to vote on this proposed merger. GBC stockholders of record as of June 23, 2005 will be entitled to vote at the special meeting. GBC’s majority stockholder, Lane Industries, Inc., has agreed to vote for the merger.

In addition to the approval of GBC’s stockholders, the merger is subject to certain other conditions that are described in the proxy statement/prospectus-information statement, including receipt of required non-U.S. competition authority approvals. As previously announced on May 18, the waiting period for the U.S. Federal Trade Commission to review the transaction, required under the Hart-Scott-Rodino Antitrust Improvements Act, has expired. The transaction is expected to close shortly following the GBC stockholder meeting.

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www.fortunebrands.com

Fortune Brands and General Binding Corporation Announce Further Progress Toward Creation of ACCO Brands Corporation, Page 2

As announced on March 16, 2005 and as described in the registration statement, ACCO Brands will be a leading supplier of branded office products with nearly $2 billion in annual revenue and a global footprint. Its portfolio of industry-leading brands will include Swingline, Kensington, Wilson Jones, Quartet, GBC and Day-Timer, among others. With increased scale and international reach, ACCO Brands will be well positioned to capitalize on growth opportunities in the global office products market. It is expected that ACCO Brands’ common stock will be listed on the New York Stock Exchange under the symbol ABD.

About Fortune Brands

Fortune Brands, Inc. is a $7 billion leading consumer brands company. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, golf equipment and office products. Home and hardware brands include Moen faucets, Aristokraft, Schrock, Diamond and Omega cabinets, Therma-Tru door systems, Master Lock padlocks and Waterloo tool storage sold by units of Fortune Brands Home & Hardware, Inc. Major spirits and wine brands sold by units of Jim Beam Brands Worldwide, Inc. include Jim Beam and Knob Creek bourbons, DeKuyper cordials, The Dalmore single malt Scotch, Vox vodka and Geyser Peak and Wild Horse wines. Acushnet Company’s golf brands include Titleist, Cobra and FootJoy. Office brands include Swingline, Wilson Jones, Kensington and Day-Timer sold by units of ACCO World Corporation. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in S&P 500 Index and the MSCI World Index.

About ACCO World Corporation

The ACCO World Corporation unit of Fortune Brands is a world leader in branded office products. With leading brands including Swingline, Wilson Jones, Kensington, Day-Timer, Boone, Apollo and Rexel, the company’s innovative products help people work more efficiently, more comfortably and more productively than ever before. ACCO’s annual sales exceed $1.1 billion. The company is headquartered in Lincolnshire, IL.

About General Binding Corporation

General Binding Corporation (GBC) is a world leader in products that bind, laminate, and display information enabling people to accomplish more at work, school and home. GBC’s products are marketed in over 100 countries under the GBC, Quartet, and Ibico brands. These products are designed to help people enhance printed materials and organize and communicate ideas. The company is headquartered in Northbrook, IL.

Forward-Looking Statements

This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Fortune Brands, ACCO World and GBC, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” or similar expressions. Fortune Brands’, ACCO’s and GBC’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from

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www.fortunebrands.com

Fortune Brands and General Binding Corporation Announce Further Progress Toward Creation of ACCO Brands Corporation, Page 3

those predicted. Fortune Brands, ACCO and GBC undertake no obligation to update these forward-looking statements in the future. Among the factors that could cause plans, actions and results to differ materially from current expectations are: competition within the office products, document finishing and film lamination industries; the effects of economic and political conditions; the ability of distributors to successfully market and sell our products; the availability and price of raw materials; dependence on certain suppliers of manufactured products; the effect of consolidation in the office products industry; the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of GBC stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; as well as other risks and uncertainties detailed from time to time in Fortune Brands’, ACCO’s and GBC’s respective Securities and Exchange Commission filings.

ACCO World Corporation has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (Registration No. 333-124946) containing the definitive proxy statement/prospectus-information statement regarding the proposed transaction. Investors are urged to read the definitive proxy statement/prospectus-information statement which contains important information, including detailed risk factors. The definitive proxy statement/prospectus-information statement and other documents which will be filed by Fortune Brands, ACCO and GBC with the Securities and Exchange Commission are available free of charge at the SEC’s website, www.sec.gov, or by directing a request to ACCO World Corporation, 300 Tower Parkway, Lincolnshire, IL, 60069, Attention: Investor Relations; or by directing a request to General Binding Corporation, One GBC Plaza, Northbrook, IL, 60062, Attention: Investor Relations.

GBC, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation is set forth in the definitive proxy statement/prospectus-information statement.

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